SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K
                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                              ----------------

    Date of Report (Date of Earliest Event Reported)     April 18, 2000


                      NORTH FORK BANCORPORATION, INC.
             =-------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


         DELAWARE                      1-10458                  36-3154608
----------------------------   ------------------------    -------------------
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                     Identification No.)


            275 Broad Hollow Road Melville, New York     11747
            -----------------------------------------------------
            (Address of Principal Executive Offices)   (Zip Code)


 (Registrant's Telephone Number, Including Area Code)    (516) 844-1004



ITEM 5.  OTHER EVENTS.

North Fork Bancorporation, Inc., a Delaware corporation (the "Company"), has included herein the audited supplemental consolidated balance sheets of the Company and subsidiaries as of December 31, 1999 and 1998, and the related audited supplemental consolidated statements of income, cash flows, changes in stockholders' equity, and comprehensive income for each of the years in the three-year period ended December 31, 1999. These financial statements give retroactive effect to the merger of the Company and JSB Financial, Inc. on February 29, 2000, which transaction has been accounted for as a pooling-of-interests.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

(c)      Exhibits

         23.1    Consent of KPMG LLP, New York, New York
         99.1    Audited supplemental financial statements




                                 SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: April 18, 2000

                                  NORTH FORK BANCORPORATION, INC.


                                  By: /s/ Daniel M. Healy
                                     -----------------------------------
                                     Name:  Daniel M. Healy
                                     Title: Executive Vice President
                                            and Chief Financial Officer




                               EXHIBIT INDEX

      Exhibit
      Number      Description
      -------     -----------
      23.1        Consent of KPMG LLP, New York, New York
      99.1        Audited supplemental financial statements